SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: SEPTEMBER 4, 2003



                                 TECHDYNE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Florida                             0-14659                    59-1709103
(STATE OR OTHER                  (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
NUMBER)
INCORPORATION OR
ORGANIZATION)

                              2230 West 77th Street
                             Hialeah, Florida 33016
                                 (305) 556-9210

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         On September 2, 2003, Techdyne, Inc., a Florida corporation (the "Company"), issued a press release announcing that it had changed its name to Simclar, Inc. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference. On September 4, 2003, Simclar, Inc. (formerly Techdyne, Inc.) issued a press release announcing that it was changing its trading symbol on the NASDAQ National Market System to SIMC effective at the start of business, Friday, September 5, 2003. The press release is included as
Exhibit 99.2 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                     Description
             -----------                     -----------

                99.1 Press Release, dated September 2, 2003, entitled "TECHDYNE, INC. ANNOUNCES RATIFICATION OF NAME CHANGE TO SIMCLAR, INC."

                99.2 Press Release, dated September 4, 2003, entitled "SIMCLAR, INC. (FORMERLY TECHDYNE, INC.) ANNOUNCES NEW TRADING SYMBOL: SIMC."

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECHDYNE, INC.


Date:  September 4, 2003                By:  /s/ David L. Watts
                                           -----------------------
                                        David L. Watts, Chief Financial Officer

                                  EXHIBIT INDEX

               Exhibit No.                          Description
               -----------                          -----------

                99.1 Press Release, dated September 2, 2003, entitled "TECHDYNE, INC. ANNOUNCES RATIFICATION OF NAME CHANGE TO SIMCLAR, INC."

                99.2 Press Release, dated September 4, 2003, entitled "SIMCLAR, INC. (FORMERLY TECHDYNE, INC.) ANNOUNCES NEW TRADING SYMBOL: SIMC."